Employee Benefits - Summary of Sensitivity Analysis for Actuarial Assumptions (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Disclosure of sensitivity analysis for actuarial assumptions [abstract]
Discount rate (1% movement)	$ (560)	$ (269)
Future salary growth (1% movement)	594	281
Withdrawal rates (5%-10% movement)	(884)	(514)
Discount rate (1% movement)	630	292
Future salary growth (1% movement)	(542)	(266)
Withdrawal rates (5%-10% movement)	$ 1,853	$ 883